(SPACE BELOW FOR FILING STAMP ONLY)


                                                           FILED
                                                      STEPHEN THUNBERG
                                                Clerk of the Superior Court

                                                         OCT 21 2002

                                                    By: S. WEAVER, Deputy

                                                     RECD OCT18'02pm 3:43



                    SUPERIOR COURT OF THE STATE OF CALIFORNIA

                               COUNTY OF SAN DIEGO



PATH 1 NETWORK TECHNOLOGIES, )  CASE NO. GIC 785291
INC.,                        )
                             )
      Plaintiff              )  JUDGMENT BY DEFAULT BY COURT
                             )
                             )  DEPT: 72
v.                           )
                             )  JUDGE: J. RICHARD HADEN
MEEUWI J. deKRAKER           )
                             )
      Defendant              )
                             )
                             )
---------------------------  )

         This matter came on regularly for Default Prove-up Hearing on October 18, 2002, in Department 72 of the above-entitled court, The Honorable J. Richard Haden, Judge presiding. Plaintiff was represented by Richard R. Leuthold. There were no other appearances of counsel. The defendant Meeuwi J. deKraker, having been regularly served with Summons and a copy of the Complaint, and having failed to appear and answer said Complaint within the time allowed by law, and the Default of said defendants having been duly entered upon application of plaintiff to the court, and the court after having considered the evidence presented by plaintiff and good cause appearing:

/ / /

-------------------------
Judgment by Default by Court

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that plaintiff Path 1 Network Technologies, Inc. have and recover judgment from defendant Meeuwi J. deKraker as follows:

         1. That plaintiff recover judgment for the principal sum of $3,500,000.00, attorney's fees of $4,000.00 interest from November 26, 2001 to October 18, 2002 of $308,000.00, and statutory costs of$199.00, for a total of$3,812,199.00.

DATE:  OCT 21 2002                              /s/ J. RICHARD HADEN
       -----------                             ---------------------------------
                                                 J. RICHARD HADEN
                                                 JUDGE OF THE SUPERIOR COURT



SEAL              DATE: JAN 22 2003
                  ATTEST: A true copy
                  Clerk of the Superior Court

                  By /s/ B. SCOTT Deputy
                         B. SCOTT